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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -------------------------


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             -----------------------


                               REALNETWORKS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


      Washington                                     91-1628146
(State of Incorporation)                (IRS Employer Identification Number)


                         1111 Third Avenue, Suite 2900
                               Seattle, WA 98101
                                 (206) 674-2700


  (Address, including zip code, and telephone number, including area code, of
                   Registrant's Principal Executive Offices)

                            -------------------------

If this form relates to the registration of a               If this form relates to the registration of a
class of securities pursuant to Section 12(b) of            class of securities pursuant to Section 12(g) of
the Exchange Act and is effective pursuant to               the Exchange Act and is effective pursuant to
General Instruction A.(c), check the following              General Instruction A.(d), check the following
box. [ ]                                                    box. [X]

 Securities Act registration statement file number to which this form relates:
                          ____________ (if applicable)

        Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                         Name of Each Exchange on Which
to be Registered                            Each Class is to be Registered
-------------------                         ------------------------------


                                      None


        Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.001 par value
                                (Title of Class)


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                         INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

                The response to this item is incorporated by reference from the information contained under the captions "Description of Capital Stock" and "Shares Eligible for Future Sale," contained in the Registration Statement on Form S-1, as filed by the Registrant with the Securities and Exchange Commission on September 26, 1997, under the Securities Act of 1933, as amended.

Item 2. Exhibits.

                3.1 Amended and Restated Articles of Incorporation filed September 19, 1997

                3.2 Articles of Amendment to the Amended and Restated Articles of Incorporation filed September 25, 1997

                3.3     Form of Amended and Restated Articles of Incorporation

                3.4     Bylaws

                Incorporated by reference from the exhibit of the same number in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on September 26, 1997.


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                                    SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

        Dated: September 26, 1997

                                    REALNETWORKS, INC.


                                    By: /s/ Mark Klebanoff
                                        --------------------------------------
                                        Mark Klebanoff, Chief Financial Officer
                                        (Principal Financial and Accounting
                                        Officer)